Basic and diluted net earnings per share	12 Months Ended
Dec. 31, 2011
Basic and diluted net earnings per share
19.	Basic and diluted net earnings per share

Basic and diluted earnings per share have been calculated on the basis of net earnings attributable to the Company and the weighted average number of shares outstanding during the year. Diluted net income per share is computed using the weighted-average number of common shares and, if dilutive, potential common shares outstanding during the period. Potential common shares consist of the incremental common shares issuable upon the exercise of stock options, PSUs, DSUs, shareholders’ rights and convertible debentures. The dilutive effect of outstanding stock options, PSUs, DSUs and shareholders’ rights is reflected in diluted earnings per share by application of the treasury stock method while the dilutive effect of convertible debentures is reflected in diluted earnings per share by application of the as if converted method. The weighted average shares outstanding during the year are as follows:

	2011	2010
Weighted average shares – basic	116,712,934	94,338,193
Dilutive effect of share-based awards	249,854	—

Weighted average shares – diluted	116,962,788	94,338,193

The shares potentially issuable as a result of the convertible debentures and 1,326,900 stock options (2010 –1,160,204) are excluded from this calculation as they are anti-dilutive.